UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------

         Date of Report (Date of earliest event reported): July 19, 2004

                           OMEGA FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

        Pennsylvania                    0-13599                 25-1420888
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employee
      of incorporation)                                   Identification Number)

                                366 Walker Drive
                             State College, PA 16801
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (814) 231-7680

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                                    Form 8-K

Item 7. Financial Statements and Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits.

            99.1  Press Release, dated July 19, 2004

Item 9. Regulation FD Disclosure.

Item 12. Results of Operations and Financial Condition.

      The following information is being furnished pursuant to Item 12 - Results of Operations and Financial Condition and pursuant to Item 9 - Regulation FD Disclosure on this Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

      On July 19, 2004, Omega Financial Corporation issued a press release reporting financial results for the second quarter of fiscal year 2004. A copy of the Press Release is being furnished as Exhibit 99.1 to this report and is incorporated into this report by reference.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2004

                                          Omega Financial Corporation

                                          By: /s/ David B. Lee
                                              ----------------------------------
                                              Name:  David B. Lee
                                              Title: Chairman, President and CEO